SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 OR 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 29, 2003


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

VSE CORPORATION


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit
              Number
              ------
               99.1 News Release, April 28, 2003 entitled "VSE Reports First Quarter 2003 Results"

Item 9.  Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a copy of the Registrant's news release dated April 28, 2003 announcing the financial results for the first quarter 2003. This information is being provided in response to Items 9 and 12 of this Form.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         VSE CORPORATION
                                         (Registrant)

Date:  April 29, 2003
                                         /s/ D. M. Ervine
                                         -------------------------------
                                         D. M. Ervine
                                         Chairman, President,
                                         Chief Executive Officer and
                                         Chief Operating Officer